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                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

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[ ]   Preliminary Proxy Statement          [ ] Confidential, for Use of the
                                               Commission  Only [as permitted
                                               by Rule 14a-6(e)(2)]
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule
      14a-11(c) or Rule 14a-12

                            NEW ENGLAND FUNDS TRUST I
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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                                  Supplement to

                         NEW ENGLAND STAR ADVISERS FUND

                                 PROXY STATEMENT
                               (September 3, 1997)

Page 2 of the Proxy Statement for the New England Star Advisers Fund ("Fund") incorrectly states that the total number of issued and outstanding shares of beneficial interest ("Shares") of the Fund on August 20, 1997 ("Record Date") was 25,931,223. The correct number of Fund Shares on the Record Date was 46,913,422.